                                   EXHIBIT 4.2

     ______________________________________________________________________

     ----------------------------------------------------------------------


                          REGISTRATION RIGHTS AGREEMENT



                          Dated as of January 23, 1997


                                      Among


                         CHANCELLOR BROADCASTING COMPANY
                                    as Issuer

                                       and

                               SMITH BARNEY INC.,
                         ALEX. BROWN & SONS INCORPORATED
                            BT SECURITIES CORPORATION
                     CREDIT SUISSE FIRST BOSTON CORPORATION
                              GOLDMAN, SACHS & CO.
                              as Initial Purchasers




     ----------------------------------------------------------------------

     ----------------------------------------------------------------------

                                       --

                          REGISTRATION RIGHTS AGREEMENT


                  This Registration Rights Agreement (this "Agreement") is
                                                            ---------
     dated as of January 23, 1997 among Chancellor Broadcasting Company, a Delaware corporation (the "Company"), and Smith Barney Inc., Alex.
                                -------
     Brown & Sons Incorporated, BT Securities Corporation, Credit Suisse First Boston Corporation and Goldman, Sachs & Co. (the "Initial
                                                             -------
     Purchasers").
     ----------
                  This Agreement is entered into in connection with the Purchase Agreement, dated as of January 17, 1997, among the Company and the Initial Purchasers (the "Purchase Agreement"), which provides
                                      ------------------
     for the purchase by the Initial Purchasers of 2,000,000 shares (the "Firm Shares") of 7% Convertible Preferred Stock with a liquidation
      -----------
     preference of $50.00 per share (the "Preferred Stock") of the Company
                                          ---------------
     and, upon the terms and conditions set forth in the Purchase Agreement, up to an additional 300,000 shares (the "Additional
                                                         ----------
     Shares") of Preferred Stock.  The Firm Shares and the Additional
     ------
     Shares are hereinafter collectively referred to as the "Shares."  In
                                                             ------
     order to induce the Initial Purchasers to enter into the Purchase Agreement, the Company has agreed to provide the registration rights set forth in this Agreement for the benefit of the Initial Purchasers and their direct and indirect transferees and assigns. The execution and delivery of this Agreement is a condition to the obligations of the Initial Purchasers set forth in the Purchase Agreement. All defined terms used but not defined herein shall have the meanings ascribed to them in the Purchase Agreement.

                  The parties hereby agree as follows:


     SECTION 1.  DEFINITIONS

                  As used in this Agreement, the following capitalized terms shall have the following meanings:

                  Act:  The Securities Act of 1933, as amended and the
                  ---
     rules and regulations of the Commission promulgated thereunder.

                  Advice:  See Section 5 hereof.
                  ------
                  Agreement:  See the introductory paragraphs hereto.
                  ---------
                  Certificate of Designation:  The Certificate of
                  --------------------------
     Designation governing the Preferred Stock as filed with the

                                       --

     Secretary of State of the State of Delaware, as amended from time to time.

                  Closing Date:  The Closing Date as defined in the
                  ------------
     Purchase Agreement.

                  Commission:  The Securities and Exchange Commission.
                  ----------
                  Common Stock:  The Class A Common Stock, par value $.01
                  ------------
     per share, of the Company.

                  Company:   See the introductory paragraphs hereto.
                  -------
                  Damages Payment Date:  With respect to the Shares or the
                  --------------------
     Common Stock, as applicable, each Dividend Payment Date.

                  Dividend Payment Date:  The record date for each dividend
                  ---------------------
     payment with respect to the Shares or the Common Stock, as applicable, fixed by the Board of Directors of the Company.

                  Effectiveness Date:  The date on which the Shelf
                  ------------------
     Registration Statement is declared effective by the Commission under the Act.

                  Effectiveness Target Date:  See Section 4 hereof.
                  -------------------------
                  Exchange Act:  The Securities Exchange Act of 1934, as
                  ------------
     amended, and the rules and regulations of the Commission promulgated thereunder.

                  Exempt Resales:  Offers and sales of the Shares purchased
                  --------------
     by the Purchasers pursuant to the Purchase Agreement on the terms and in the manner set forth in the Offering Memorandum (i) to persons whom the Initial Purchasers reasonably believe to be qualified institutional buyers as defined under Rule 144A under the Act, as such rule may be amended from time to time ("Rule 144A"), in transactions
                                             ---------
     under Rule 144A, (ii) to a limited number of "accredited investors" (as defined in Rule 501(a)(1), (2), (3), or (7) under the Act that are institutional investors and (iii) to certain persons in offshore transactions in reliance upon Regulation S under the Act.

                  Holder:  See Section 2(b) hereof.
                  ------

                  Initial Purchasers:  See the introductory paragraphs
                  ------------------
     hereto.

                                       --

                  Issue Date:  The date on which the Shares were sold by
                  ----------
     the Company to the Initial Purchasers pursuant to the Purchase
     Agreement.

                  NASD:  The National Association of Securities Dealers,
                  ----
     Inc.

                  Offering Memorandum:  The Offering Memorandum, dated
                  -------------------
     January [ ], 1997, and all supplements thereto, relating to the Shares and prepared by the Company pursuant to the Purchase Agreement.

                  Outstanding Registration Rights Agreements: means (i) the
                  ------------------------------------------
     Amended and Restated Stockholders Agreement, dated as of February 14, 1996, (ii) the Registration Rights Agreement, dated as of October 12, 1994, (iii) the Registration Rights granted pursuant to the Securities Purchase Agreement, dated as of February 13, 1996, and (iv) the Registration Rights Agreement to be entered into in connection with the OmniAmerica Acquisition.

                  Person:  An individual, partnership, corporation, limited
                  ------
     liability company, joint venture, trust or unincorporated organization, or a government or agency or political subdivision thereof.

                  Preliminary Prospectus:  See Section 3(f) hereof.
                  ----------------------
                  Prospectus:  The prospectus included in the Shelf
                  ----------
     Registration Statement, as amended or supplemented by any Prospectus Supplement with respect to the terms of the offering of any portion of the Transfer Restricted Securities (as defined herein) covered by the Shelf Registration Statement and by all other amendments and supplements to such prospectus, including any prospectus included in any post-effective amendments to the Shelf Registration Statement, and all material which may be incorporated by reference into such prospectus.

                  Prospectus Supplement:  See Section 5(b) hereof.
                  ---------------------
                  Purchase Agreement:  See the introductory paragraphs
                  ------------------
     hereto.

                  Record Holder:  (i) With respect to any Damages Payment
                  -------------
     Date relating to the Shares constituting Transfer Restricted
     Securities, each Person who is registered on the books of the Transfer Agent as the holder of Shares on the record date with respect to the Dividend Payment Date on which such Damages

                                       --

     Payment Date shall occur and (ii) with respect to any Damages Payment Date relating to the Common Stock constituting Transfer Restricted Securities, each Person who is a holder of record of such Common Stock on the record date with respect to the Dividend Payment Date on which such Damages Payment Date shall occur.

                  Registration Expenses:  See Section 6(a) hereof.
                  ---------------------
                  Shares:  The Firm Shares and the Additional Shares,
                  ------
     collectively.

                  Shelf Registration Statement:  See Section 3(a) hereof.
                  ----------------------------
                  Suspension Period:  See Section 3(a) hereof.
                  -----------------
                  Transfer Restricted Securities:  Each Share and
                  ------------------------------
     underlying share of Common Stock until the date on which (i) such Share or share of Common Stock has been effectively registered under the Securities Act and disposed of in accordance with the Shelf Registration Statement, (ii) such Share or underlying share of Common Stock is distributed to the public pursuant to Rule 144 under the Securities Act or (iii) the date on which such Share or share of Common Stock may be sold or transferred pursuant to Rule 144(k) (or any similar provisions then in force).

                  Underwriter:  Any underwriter, placement agent, selling
                  -----------
     broker, dealer manager, qualified independent underwriter or similar securities industry professional.

                  Underwritten Registration or Underwritten Offering:  An
                  --------------------------------------------------
      offering in which securities of the Company are sold to an Underwriter or with the assistance of such Underwriter for reoffering to the public on a firm commitment basis.


     SECTION 2.  SECURITIES SUBJECT TO THIS AGREEMENT

                  (a)  Transfer Restricted Securities.  The securities
                       ------------------------------
     entitled to the benefits of this Agreement are the Transfer Restricted Securities.

                  (b)  Holders of Transfer Restricted Securities.  A Person
                       -----------------------------------------
     is deemed to be a holder of Transfer Restricted Securities (each, a "Holder") whenever such Person owns of record Transfer Restricted Securities.
      ------

                                       --

     SECTION 3.  SHELF REGISTRATION

                  (a) The Company shall use its reasonable best efforts to cause to be filed with the Commission on or prior to 90 days after the Issue Date, a shelf registration statement pursuant to Rule 415 under the Act (as may then be amended) (the "Shelf Registration Statement")
                                            ----------------------------
     on Form S-1 or Form S-3, if the use of such form is then available and as determined by the Company, to cover resales of Transfer Restricted Securities by the Holders thereof in accordance with Section 3(e).
     The Company shall use its reasonable best efforts to cause such Shelf Registration Statement to be declared effective by the Commission on or prior to 180 days after the Issue Date. The Company shall use its reasonable best efforts to keep such Shelf Registration Statement continuously effective for a period ending three years from the effective date thereof or such shorter period that will terminate when each of the Transfer Restricted Securities covered by the Shelf Registration Statement shall cease to be a Transfer Restricted Security. The Company further agrees to use its reasonable best efforts to cause the Shelf Registration Statement to be effective and usable for resale of the Transfer Restricted Securities during the period that such Shelf Registration Statement is required to be effective and usable.

                  Subject to the immediately following paragraph, upon the occurrence of any event that would cause the Shelf Registration Statement (i) to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made or (ii) to be not effective and usable for resale of Transfer Restricted Securities during the period that such Shelf Registration Statement is required to be effective and usable, the Company shall as promptly as practicable file an amendment to the Shelf Registration Statement, in the case of clause (i), correcting any such misstatement or omission, and in the case of either clause (i) or (ii), use its reasonable best efforts to cause such amendment to be declared effective and such Shelf Registration Statement to become usable as soon as practicable thereafter.

                  Notwithstanding anything to the contrary in this Section 3, subject to compliance with Sections 4 and 5(b), if applicable, the Company may prohibit offers and sales of Transfer Restricted Securities pursuant to the Shelf Registration Statement at any time if
     (A)(i) it is in possession of material non-public information, (ii) the Board of Directors of the

                                       --

     Company determines (based on advice of counsel) that such prohibition is necessary in order to avoid a requirement to disclose such material non-public information and (iii) the Board of Directors of the Company determines in good faith that disclosure of such material non-public information would not be in the best interests of the Company and its shareholders or (B) the Company has made a public announcement relating to an acquisition or business combination transaction including the Company and/or one or more of its subsidiaries (i) that is material to the Company and its subsidiaries taken as a whole and
     (ii) the Board of Directors of the Company determines in good faith that offers and sales of Transfer Restricted Securities pursuant to the Shelf Registration Statement prior to the consummation of such transaction (or such earlier date as the Board of Directors shall determine) is not in the best interests of the Company and its shareholders or that it would be impracticable at the time to obtain any financial statements relating to such acquisition or business combination transaction that would be required to be set forth in the Shelf Registration Statement (the period during which any such prohibition of offers and sales of Transfer Restricted Securities pursuant to the Shelf Registration Statement is in effect pursuant to clause (A) or (B) of this subparagraph (a) is referred to herein as a "Suspension Period"). A Suspension Period shall commence on and
      -----------------
     include the date on which the Company provides written notice to Holders of Transfer Restricted Securities covered by the Shelf Registration Statement that offers and sales of Transfer Restricted Securities cannot be made thereunder in accordance with this Section 3 and shall end on the date on which each Holder of Transfer Restricted Securities covered by the Shelf Registration Statement either receives copies of a Prospectus Supplement contemplated by Section 5(b) or is advised in writing by the Company that offers and sales of Transfer Restricted Securities pursuant to the Shelf Registration Statement and use of the Prospectus may be resumed; provided, however, that the
                                           --------  -------
     Suspension Period shall in no event be longer than 60 days in the aggregate in any of the one-year periods ending on the first, second or third anniversaries of the Issue Date, or longer than 30 days in the aggregate in any calendar quarter within any one-year period.

                  (b) None of the Company nor any of its securityholders (other than the Holders of Transfer Restricted Securities in such capacity, other shareholders having registration rights permitting them to participate therein, as disclosed in the Offering Memorandum and shareholders entitled to the benefits of the Other Registration Rights Agreements) shall have the right to include any of the Company's securities in the

                                       --

     Shelf Registration Statement.

                  (c) If the Holders of a majority of the Transfer Restricted Securities outstanding as of the Closing Date so elect (with holders of Common Stock constituting Transfer Restricted Securities being deemed to be Holders of the number of Shares converted by them into such Common Stock for purposes of such calculation), an offering of Transfer Restricted Securities pursuant to the Shelf Registration Statement may be effected in the form of an Underwritten Offering; provided, however, that notwithstanding
                            --------  -------
     anything contained in this Agreement to the contrary, the Company shall not be required to undertake more than one such Underwritten Offering during any consecutive 12-month period. The Holders of the Transfer Restricted Securities to be registered shall pay all underwriting discounts and commissions of such Underwriters and the fees and expenses of any counsel for the Holders.

                  (d) If any of the Transfer Restricted Securities covered by the Shelf Registration Statement are to be sold in an Underwritten Offering, the Underwriter(s) that will administer the offering will be selected by the Company and shall be a nationally recognized investment bank(s) reasonably satisfactory to the Holders of a majority of the outstanding Transfer Restricted Securities (with holders of Common Stock constituting Transfer Restricted Securities being deemed to be Holders of the number of Shares converted by them into such Common Stock for purposes of such calculation).

                  (e) The Company will mail only one request (the "Request") for information for use in connection with any Shelf Registration Statement or Prospectus or Preliminary Prospectus included therein to Holders of the Transfer Restricted Securities as of the close of business on a business day selected by the Company to be no more than three business days prior to the date the Request is mailed. No Holder of Transfer Restricted Securities may include any of its Transfer Restricted Securities in the Shelf Registration Statement pursuant to this Agreement, unless (i) such Holder furnishes to the Company in writing, within 10 business days after the Request is mailed, the information requested therein, including the identity of the beneficial owner for whom any Holder may be acting as nominee, or (ii) follows the procedure set forth in Section 5(c) hereof.

     SECTION 4.  LIQUIDATED DAMAGES

                  (a)If (i) the Shelf Registration Statement is not

                                       --

     filed with the Commission on or prior to 90 days after the Issue Date,
     (ii) the Shelf Registration Statement has not been declared effective by the Commission within 180 days after the Issue Date, or (iii) the Shelf Registration Statement is filed and declared effective but shall thereafter cease to be effective (without being succeeded immediately by an additional registration statement filed and declared effective) or usable for resale for a period of time (including any Suspension Period) which shall exceed 60 days in the aggregate in any of the one-year periods ending on the first, second or third anniversaries of the Issue Date, (each such event referred to in clauses (i) through
     (iii), a "Registration Default"), the Company will pay liquidated
               --------------------
     damages to each Holder of Transfer Restricted Securities who has complied with such Holder's obligations under this Agreement. The amount of liquidated damages payable during any period during which a Registration Default shall have occurred and be continuing will accrue at a rate per annum which is equal to $2.50 per $1,000 liquidation preference of Preferred Stock or $2.50 per 30.4 shares of Common stock (subject to adjustment in the event of stock splits, stock recombinations, stock dividends and the like) constituting Transfer Restricted Securities to and including the 90th day following such Registration Default and $5.00 per $1,000 liquidation preference of Preferred Stock or $5.00 per 30.4 shares of Common Stock (subject to adjustment as set forth above) constituting Transfer Restricted Securities from and after the 91st day following such Registration Default. All accrued liquidated damages shall be paid to Record Holders by wire transfer of immediately available funds (if such Record Holders shall have provided wire transfer instructions to the transfer agent for the Preferred Stock and to the Company) or by federal funds check by the Company on the next succeeding Damages Payment Date. Following the cure of a Registration Default, liquidated damages will cease to accrue with respect to such Registration Default.

                  All of the Company's obligations set forth in the preceding paragraph which are outstanding with respect to any Transfer Restricted Security shall cease at the time such security ceases to be a Transfer Restricted Security.

                  The parties hereto agree that the liquidated damages provided in this Section 4 constitute a reasonable estimate of the damages that will be incurred by Holders of Transfer Restricted Securities by reason of the failure of the Shelf Registration Statement to be filed, declared effective or to remain effective, as the case may be, and shall constitute the sole remedy for a Registration Default.

                                       --


     SECTION 5.  REGISTRATION PROCEDURES

                  In connection with the Shelf Registration Statement, the Company will use its reasonable best efforts to effect such registration to permit the sale of the Transfer Restricted Securities being sold in accordance with the intended method or methods of distribution or disposition thereof, and pursuant thereto the Company will:

                  (a) on or prior to the date 90 days after the Issue Date, prepare and file with the Commission a Shelf Registration Statement relating to the registration on Form S-1 or Form S-3, if the use of such form is then available and as determined by the Company, for the sale of the Transfer Restricted Securities in accordance with the intended method or methods of distribution thereof and shall include all financial statements required to be included or incorporated by reference therein; use its reasonable best efforts to cause such Shelf Registration Statement to become effective and approved by such governmental agencies or authorities as may be necessary to enable the selling Holders to consummate the disposition of such Transfer Restricted Securities in the manner specified in the Shelf Registration Statement; provided, however, that the Company
                                   --------  -------
     will, on the same day as Requests are mailed, mail to the Initial Purchasers and to Holders of Transfer Restricted Securities to which Requests are sent copies of the Shelf Registration Statement, as filed with the Commission (except that the Company shall not be required to furnish any exhibits to such documents including those incorporated by reference, unless so requested by an Initial Purchaser or Holder in writing), and the Company will not permit the Shelf Registration Statement to be declared effective if (i) the Initial Purchasers shall reasonably object or (ii) if the Holders of a majority of the outstanding Transfer Restricted Securities shall reasonably object (with holders of Common Stock constituting Transfer Restricted Securities being deemed to be Holders of the number of Shares converted by them into such Common Stock for purposes of such calculation), in each such case within fifteen business days after the mailing of the Shelf Registration Statement. A Holder shall be deemed to have reasonably objected if the Shelf Registration Statement or Prospectus contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading which misstatement or omission is specifically identified to the Company in writing within such fifteen business days;

                                       --

                  (b) prepare and file with the Commission such amendments and post-effective amendments to the Shelf Registration Statement as may be necessary to keep the Shelf Registration Statement effective for the applicable period set forth in Section 3(a) hereof; cause the Prospectus to be supplemented by any required supplement thereto (a "Prospectus Supplement"), and as so supplemented to be filed pursuant
      ---------------------
     to Rule 424(b) under the Act, and to comply fully with the applicable provisions of Rule 424(b) under the Act in a timely manner; and comply with the provisions of the Act with respect to the disposition of all securities covered by such Shelf Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in such Shelf Registration Statement, Prospectus or Prospectus Supplement;

                  (c) if requested by the Holders of Transfer Restricted Securities, or, if the Transfer Restricted Securities are being sold in an Underwritten Offering, the Underwriter(s) of such Underwritten Offering, promptly incorporate in the Prospectus, any Prospectus Supplement or post-effective amendment to the Shelf Registration Statement such information as the Underwriters and/or the Holders of Transfer Restricted Securities being sold agree should be included therein relating to the plan of distribution of the Transfer Restricted Securities, including, without limitation, information with respect to the number of Shares and/or the number of shares of Common Stock being sold by the Holders, the purchase price being paid therefor and any other terms with respect to the offering of the Transfer Restricted Securities to be sold in such offering; and make all required filings of such Prospectus, Prospectus Supplement or post-effective amendment as soon as practicable after the Company is notified of the matters to be incorporated in such Prospectus, Prospectus Supplement or post-effective amendment;

                  (d) advise the Initial Purchasers promptly and, if requested, confirm such advice in writing, (i) when the Prospectus or any Prospectus Supplement or post-effective amendment to the Shelf Registration Statement has been filed, and, with respect to the Shelf Registration Statement or any post-effective amendment thereto, when the same has become effective, (ii) of any request by the Commission for an amendment of or supplement to the Shelf Registration Statement, any Preliminary Prospectus, or the Prospectus or for additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Shelf Registration Statement or of the suspension of qualification of the Transfer

                                       --

     Restricted Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for such purposes, (iv) if at any time the representations and warranties of the Company contemplated by paragraph (l)(i) below cease to be true and correct in all material respects, and (v) or of the happening of any event, including the filing of any information, documents or reports pursuant to the Exchange Act, that makes any statement made in the Shelf Registration Statement or the Prospectus (as then amended or supplemented) untrue or which requires the making of any additions to or changes in the Registration Statement or the Prospectus (as then amended or supplemented) in order to state a material fact required by the Act or the regulations thereunder to be stated therein or necessary in order to make the statements therein not misleading, or of the necessity to amend or supplement the Prospectus (as then amended or supplemented) to comply with the Act or any other law. If at any time the Commission shall issue any stop order suspending the effectiveness of the Shelf Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Transfer Restricted Securities under state securities or Blue Sky laws, the Company shall use its commercially reasonable efforts to obtain the withdrawal or lifting of such order at the earliest possible time;

                  (e) furnish to each Holder (upon request in writing) and each of the Initial Purchasers, if any, without charge, at least one copy of the Shelf Registration Statement, as first filed with the Commission, and of each amendment thereto, including all documents incorporated by reference therein and all exhibits (excluding exhibits to documents incorporated by reference therein unless requested by such Holder or Initial Purchaser);

                  (f) deliver to each selling Holder and each of the Initial Purchasers, without charge, as many copies of any Preliminary Prospectus and the Prospectus and any amendments or supplements thereto as such Persons may reasonably request; the Company consents to the use of any Preliminary Prospectus and the Prospectus and any amendments or supplements thereto by each of the selling Holders and each of the Underwriter(s), if any, in connection with the public offering and the sale of the Transfer Restricted Securities covered by any Preliminary Prospectus and the Prospectus or any amendments or supplements thereto in the manner specified therein;

                  (g)  prior to any public offering of Transfer

                                       --

     Restricted Securities, cooperate with the selling Holders, the Underwriter(s), if any, and their respective counsel in connection with the registration and qualification of the Transfer Restricted Securities under the securities or Blue Sky laws of such jurisdictions as the selling Holders or Underwriter(s) may reasonably request and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdiction of the Transfer Restricted Securities in the manner specified in the Shelf Registration Statement; provided,
                                                                  --------
      however, that the Company shall not be required (i) to register or
      -------
     qualify as a foreign corporation where it is not now so qualified or
     (ii) to take any action that would subject it to the service of process in suits, other than as to matters and transactions relating to the Shelf Registration Statement, in any jurisdiction where it is not now so subject;

                  (h) cooperate with the selling Holders and the Underwriter(s), if any, to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Securities to be sold and not bearing any restrictive legends; and enable such Transfer Restricted Securities to be in such denominations and registered in such names as the Holders or the Underwriter(s), if any, may request at least two business days prior to any sale of Transfer Restricted Securities;

                  (i) use its reasonable best efforts to cause the Transfer Restricted Securities covered by the Shelf Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be reasonably necessary to enable the seller or sellers thereof or the Underwriter(s), if any, to consummate the disposition of such Transfer Restricted Securities, subject to the provisos contained in clause (g) above;

                  (j) if any fact or event contemplated by clause (d)(v) above shall exist or have occurred, prepare a post-effective amendment or supplement to the Shelf Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of Transfer Restricted Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading, in light of the circumstances under which they are made;

                  (k) provide a CUSIP number for all Transfer Restricted Securities not later than the effective date of the

                                       --

     Shelf Registration Statement and provide the transfer agent for the Common Stock with printed certificates for the Transfer Restricted Securities which are in a form eligible for deposit with The
     Depository Trust Company;

                  (l) enter into such agreements (including an underwriting agreement reasonably acceptable to the Company) and take all such other actions in connection therewith as may reasonably be required in order to expedite or facilitate the disposition of the Transfer Restricted Securities pursuant to the Shelf Registration Agreement in connection with an Underwritten Registration, which shall include (i) making such representations and warranties to the Holders and the Underwriter(s), in form, substance and scope as they may reasonably request and as are customarily made by issuers to Underwriters in primary Underwritten Offerings and covering matters, including, but not limited to, those set forth in the Purchase Agreement; (ii) obtaining opinions of counsel for the Company and updates thereof in customary form and covering matters reasonably requested by the Underwriter(s) of the type customarily covered in legal opinions to Underwriters in connection with primary Underwritten Offerings addressed to the Underwriter requesting the same and covering the matters as may be reasonably requested by such Holders and Underwriters; (iii) obtaining "cold comfort" letters and updates thereof from the Company's independent certified public accountants, and the independent certified public accountants of any other corporation or person ("Other Companies") with respect to which
                             ---------------
     audited financial statements are required to be included or incorporated by reference in the Shelf Registration Statement, addressed to the Underwriters requesting the same, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters to Underwriters in connection with primary Underwritten Offerings; and (iv) delivering such documents and certificates as may be reasonably requested by the Holders of the Transfer Restricted Securities being sold or the Underwriter(s) of such Underwritten Offering to evidence compliance with clause (i) above and with any customary conditions contained in the underwriting agreement entered into by the Company pursuant to this clause (l).
     The above shall be done at or prior to each closing under such underwriting agreement, as and to the extent required thereunder;

                  (m) make available at reasonable times and in a reasonable manner for inspection by a representative of the Holders of the Transfer Restricted Securities, any Underwriter participating in any disposition pursuant to such Shelf

                                       --

     Registration Statement and any attorney or accountant retained by such selling Holders or any of the Underwriters all relevant financial and other records, pertinent corporate documents and properties of the Company and cause the Company's officers, directors and employees to supply all information reasonably requested by any such Holder, Underwriter, attorney or accountant in connection with such Shelf Registration Statement prior to its effectiveness; provided, however,
                                                        --------  -------
      that such representatives, attorneys or accountants shall agree to keep confidential (which agreement shall be confirmed in writing in advance to the Company if the Company shall so request) all information, records or documents made available to such persons which are not otherwise available to the general public unless disclosure of such records, information or documents is required by court or administrative order (of which the Company shall have been given prior notice and an opportunity to defend) after the exhaustion of all appeals therefrom, and to use such information obtained pursuant to this provision only in connection with the transaction for which such information was obtained, and not for any other purpose.

                  (n) otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the Commission, and make generally available to its security holders, as soon as practicable, a consolidated earnings statement, which consolidated earnings statement shall satisfy the provisions of Section 11(a) of the Act, for the twelve-month period (i) commencing at the end of any fiscal quarter in which Transfer Restricted Securities are sold to Underwriters in a firm commitment Underwritten Offering or (ii) if not sold to Underwriters in such an offering, beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the Shelf Registration Statement;

                  (o) cause all Common Stock issuable upon conversion of the Preferred Stock to be accepted for listing, subject to official notice of issuance, on each securities exchange or quotation system on which similar securities issued by the Company have been listed by the Company; and

                  (p) cooperate and assist in any filings required to be made with the NASD and in the performance of any due diligence investigation by any Underwriter (including any "qualified independent underwriter" that is required to be retained in accordance with the rules and regulations of the NASD).

                  Each Holder whose securities are covered by any

                                       --

     Shelf Registration Statement agrees to furnish promptly to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such Holder not materially misleading or necessary to cause such Shelf Registration Statement not to omit a material fact with respect to such Holder necessary in order to make the statements therein not misleading.

                  Each Holder agrees by acquisition of such Transfer Restricted Securities that, upon receipt of any notice from the Company of the existence of any fact of the kind described in Section 5(d)(v) hereof, such Holder will forthwith discontinue disposition of Transfer Restricted Securities until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by
     Section 5(j) hereof, or until it is advised in writing (the "Advice")
                                                                  ------
     by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings with respect to the Prospectus. If so directed by the Company, each Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Transfer Restricted Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the time period regarding the effectiveness of the Shelf Registration Statement set forth in Section 3(a) hereof shall be extended (but not beyond the date on which there no longer are Transfer Restricted Securities) by the number of days during the period from and including the date of the giving of such notice pursuant to Section 5(d)(v) hereof to and including the date when each selling Holder covered by such Shelf Registration Statement shall have received the copies of the supplemented or amended Prospectus contemplated by Section 5(j) hereof or shall have received the Advice.


     SECTION 6.  REGISTRATION EXPENSES

                  (a) Except as set forth in Section 6(b) hereof, all expenses incident to the Company's performance of or compliance with this Agreement (the "Registration Expenses") will be borne by the
                          ---------------------
     Company, regardless of whether a Shelf Registration Statement becomes effective, including without limitation:

                 (i) all registration and filing fees and expenses (including filings made with the NASD);

                                       --

                (ii) reasonable fees and expenses of compliance with federal securities or state blue sky laws;

               (iii) expenses of printing (including, without limitation, expenses of printing or engraving certificates for the Transfer Restricted Securities in a form eligible for deposit with Depository Trust Company and of printing the Prospectus and any Preliminary Prospectus), messenger and delivery services and telephone;

                (iv)   fees and disbursements of counsel for the Company;

                 (v) fees and disbursements of all independent certified public accountants of the Company (including the expenses of any special audit and "cold comfort" letters required by or incidental to the preparation and filing of a Shelf Registration Statement and Prospectus and the disposition of Transfer Restricted Securities); and

                (vi) fees and expenses of listing the Transfer Restricted Securities on any securities exchange or quotation system in accordance with Section 5(p) hereof.

                  The Company will, in any event, bear its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, rating agency fees and the fees and expenses of any person, including special experts, retained by the Company.

                  (b) The Holders of Transfer Restricted Securities shall bear the expense of any broker's commission or Underwriter's discount or commission and the fees and expenses of any counsel for the Holders. In addition, each Holder of Transfer Restricted Securities shall pay all Registration Expenses to the extent required by
     applicable law.   Notwithstanding anything herein to the contrary, the
     Company shall not be responsible for fees and expenses of counsel to any Underwriter(s), whether in connection with the Shelf Registration Statement, NASD matters or otherwise, except to the extent specifically agreed in any underwriting agreement for an Underwritten Offering.


     SECTION 7.  INDEMNIFICATION

                                       --

                  (a)(i)  The Company agrees to indemnify and hold harmless
     (i) each of the Initial Purchasers, (ii) each Holder, and (iii) each person, if any, who controls any of the Initial Purchasers or any Holder within the meaning of Section 15 of the Act or Section 20 of the Exchange Act (any person referred to in clause (i), (ii) or (iii) may hereinafter be referred to as a Non-Company Indemnitee), from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus or in the Shelf Registration Statement or the Prospectus or in any amendment or supplement thereto, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of any Preliminary Prospectus or the Prospectus, in light of the circumstances in which such statements were made) not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission which has been made therein or omitted therefrom in reliance upon and in conformity with the information relating to any Non-Company Indemnitee expressly for use in connection therewith; provided, however, that the
                                  --------  -------
     indemnification contained in this paragraph (a) with respect to any Preliminary Prospectus shall not inure to the benefit of any Non-Company Indemnitee on account of any such loss, claim, damage, liability or expense arising from the sale of the Transfer Restricted Securities by such Non-Company Indemnitee to any person, at or prior to the written confirmation of such sale, and the untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in such Preliminary Prospectus was corrected in the Prospectus; provided that the Company has delivered the Prospectus to
                 --------
     such Non-Company Indemnitee in requisite quantity on a timely basis to permit such delivery or sending. The foregoing indemnity agreement shall be in addition to any liability which the Company may otherwise have.

                  (b) If any action, suit or proceeding shall be brought against any Non-Company Indemnitee, such Non-Company Indemnitee shall promptly notify the parties against whom indemnification is being sought (the "indemnifying parties"), and such indemnifying parties
                  --------------------
     shall assume the defense thereof, including the employment of counsel and payment of all fees and expenses. Such Non-Company Indemnitee shall have the right to employ separate counsel in any such action, suit or proceeding and to participate in the defense thereof, but the fees and

                                       --

     expenses of such counsel shall be at the expense of such Non-Company Indemnitee unless (i) the indemnifying parties have agreed in writing to pay such fees and expenses, (ii) the indemnifying parties have failed to assume the defense and employ counsel, or (iii) the named parties to any such action, suit or proceeding (including any impleaded parties) include both such Non-Company Indemnitee and the indemnifying parties and such Non-Company Indemnitee shall have been advised by its counsel that representation of such indemnified party and any indemnifying parties by the same counsel would be inappropriate under applicable standards of professional conduct (whether or not such representation by the same counsel has been proposed) due to actual or potential differing interests between them (in which case the indemnifying parties shall not have the right to assume the defense of such action, suit or proceeding on behalf of such Non-Company Indemnitee). It is understood, however, that the indemnifying parties shall, in connection with any one such action, suit or proceeding or separate but substantially similar or related actions, suits or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of only one separate firm of attorneys (in addition to any local counsel) at any time for all such Non-Company Indemnities not having actual or potential differing interests with you or among themselves, which firm shall be designated in writing by Smith Barney Inc., and that all such fees and expenses shall be reimbursed on a monthly basis. The indemnifying parties shall not be liable for any settlement of any such action, suit or proceeding effected without their written consent, but if settled with such written consent, or if there be a final judgment for the plaintiff in any such action, suit or proceeding, the indemnifying parties agree to indemnify and hold harmless any Non-Company Indemnitee, to the extent provided in paragraph (a) hereof, from and against any loss, claim, damage, liability or expense by reason of such settlement or judgment.

                  (c)  Each Holder agrees to indemnify and hold harmless
     (i) the Company, (ii) each of the Initial Purchasers, (iii) each other Holder, (iv) any person controlling (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) the Company, the Initial Purchasers and each other Holder and (v) the respective directors, officers, employees, representatives, and agents of each of the parties referred to in clauses (i), (ii), (iii) and (iv), to the same extent as the foregoing indemnity from the Company to each Non-Company Indemnitee set forth in paragraph (a) hereof, but only with respect to information relating to such Holder furnished in

                                       --

     writing by or on behalf of such Holder expressly for use in the Registration Statement, the Prospectus or any Preliminary Prospectus, or any amendment or supplement thereto. If any action, suit or proceeding shall be brought against the Company, any of its directors, any such officer, or any such controlling person based on the Registration Statement, the Prospectus or any Preliminary Prospectus, or any amendment or supplement thereto, and in respect of which indemnity may be sought against any Holder pursuant to this paragraph (c), such Holder shall have the rights and duties given to the Company by paragraph (b) above (except that if the Company shall have assumed the defense thereof such Holder shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof, but the fees and expenses of such counsel shall be at such Holder's expense), and the Company, its directors, any such officer, and any such controlling person, shall have the rights and duties given to the Holders by paragraph (b) above. The foregoing indemnity agreement shall be in addition to any liability which the Holder may otherwise have.

                  (d)  If the indemnification provided for in this
     Section 7 is unenforceable although available by its terms to an indemnified party under paragraphs (a) or (c) hereof in respect of any losses, claims, damages, liabilities or expenses referred to therein, then an indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and the indemnified party, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as other relevant equitable considerations. The relative fault of the indemnifying party, on the one hand, and the indemnified party, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party, on the one hand, or the indemnified party, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  (e) The Company, each of the Initial Purchasers and each Holder of Transfer Restricted Securities agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by a pro rata allocation or by any

                                       --

     other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities and expenses referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating any claim or defending any such action, suit or proceeding. Notwithstanding the provisions of this Section 7, no Holder shall be required to contribute any amount in excess of the amount by which the total amount received by such Holder with respect to the sale of Transfer Restricted Securities exceeds the sum of (A) the amount paid by such Holder for such Shares plus (B) the amount of any damages which such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Holders' obligations to contribute pursuant to this Section 7 are several in proportion to the respective liquidation preference of Preferred Stock held by each of the Holders hereunder (or, if such Preferred Stock has been converted, the liquidation preference of the shares of Preferred Stock so converted) and not joint.

                  (f) No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding.

                  (g) Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this Section 7 shall be paid by the indemnifying party to the indemnified party on a monthly basis. The indemnity and contribution agreements contained in this Section 7 and any representations and warranties of the Company set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Initial Purchaser or any person controlling any Initial Purchaser, any Holder, the Company, its directors or officers or any person

                                       --

     controlling the Company, and (ii) any termination of this Agreement. A successor to any Initial Purchaser, or any person controlling any Initial Purchaser, or to any Holder, or to the Company, its directors or officers, or any person controlling the Company, shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 7.


     SECTION 8.  RULE 144A

                  The Company hereby agrees with each Holder, for so long as any of the Shares or shares of Common Stock that are Transfer Restricted Securities remain outstanding and during any such period in which the Company is not subject to Section 13 or 15(d) of the Exchange Act, to make available to any Initial Purchaser or any beneficial owner of the Shares or shares of such Common Stock in connection with any sale thereof and any prospective purchaser of such Shares or Common Stock from such Initial Purchaser or beneficial owner, the information required by Rule 144A(d)(4) under the Act in order

                                       --

     to permit resales of such Transfer Restricted Securities pursuant to Rule 144A.


     SECTION 9.  PARTICIPATION IN UNDERWRITTEN REGISTRATIONS

                  No Holder may participate in any Underwritten Offering hereunder unless such Holder (a) agrees to sell such Holder's Transfer Restricted Securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements, (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements and (c) furnishes the Company in writing information in accordance with Section 3(e) and agrees to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement and any person controlling the Company within the meaning of
     Section 15 of the Act or Section 20 of the Exchange Act to the extent contemplated by Section 7(c).


     SECTION 10.  MISCELLANEOUS

                  (a)  Remedies.  Each Initial Purchaser and Holder of
                       --------
     Transfer Restricted Securities agrees that the liquidated damages provided herein are the sole and exclusive remedy for the breach by the Company of its obligations hereunder.

                  (b)  No Inconsistent Agreements.  The Company will not on
                       --------------------------
     or after the date of this Agreement enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders of Transfer Restricted Securities in this Agreement or otherwise conflicts in any material respect with the provisions hereof. The rights granted to the Holders of Transfer Restricted Securities hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's securities under any other agreements, including the Other Registration Rights Agreements.

                  (c)  Amendments and Waivers.  The provisions of this
                       ----------------------
     Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of Holders of a majority of the outstanding Transfer Restricted Securities affected by

                                       --

     such amendment, modification, supplement, waiver or departure (with holders of Common Stock constituting Transfer Restricted Securities being deemed to be Holders of the number of Shares converted by them into such Common Stock for purposes of such calculation). Notwithstanding the foregoing, a waiver or consent to departure from the provisions hereof that relates exclusively to the rights of Holders of Transfer Restricted Securities whose securities are being sold pursuant to such Shelf Registration Statement and that does not directly or indirectly affect the rights of other Holders of Transfer Restricted Securities shall be valid only with the written consent of Holders of at least 66-2/3% of the Transfer Restricted Securities being sold, in each case calculated in accordance with the provisions of Section 3(c).

                  (d)  Notices.  All notices and other communications
                       -------
     provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail (registered or certified, return receipt requested), telex, telecopier, or air courier guaranteeing overnight delivery:

                 (i) if to a Holder of Transfer Restricted Securities, at the address set forth on the records of the Transfer Agent, with a copy to the Registrar; and

                (ii)   if to the Company, at the address as follows:

                            Chancellor Broadcasting Company
                            12655 North Central Expressway
                            Suite 405
                            Dallas, TX  75243
                            Facsimile No: (972) 239-6220
                            Attention:  Jacques D. Kerrest

                            with copies to:

                            Weil, Gotshal & Manges LLP
                            100 Crescent Court
                            Suite 1300
                            Dallas, TX  75201-6950
                            Facsimile No: (214) 746-7777
                            Attention:  Jeremy W. Dickens, Esq.

               (iii) if to an Initial Purchaser, at the address as follows:

                                       --

                            Smith Barney Inc.
                            Alex Brown & Sons Incorporated
                            BT Securities Corporation
                            Credit Suisse First Boston Corporation
                            Goldman, Sachs & Co.
                            c/o BT Securities Corporation
                            Bankers Trust Plaza
                            130 Liberty Street
                            New York, New York  10006
                            Facsimile No: (212) 250-7200
                            Attention:  Corporate Finance Department

                            with a copy to

                            Cahill Gordon & Reindel
                            80 Pine Street
                            New York, New York  10005
                            Facsimile No: (212) 269-5420
                            Attention:  William M. Hartnett, Esq.


                  All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; three business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied; and on the next business day, if timely delivered to an air courier guaranteeing overnight delivery.

                  (e)  Successors and Assigns.  This Agreement shall inure
                       ----------------------
     to the benefit of and be binding upon the successors and assigns of each of the parties, including, without limitation, and without the need for an express assignment, subsequent Holders of Transfer Restricted Securities; provided, however, that this Agreement shall
                            --------  -------
     not inure to the benefit of or be binding upon a successor or assign of a Holder of Transfer Restricted Securities unless and to the extent such successor or assign acquired Transfer Restricted Securities from such Holder; and provided, further, that nothing herein shall be
                  --- --------  -------
     deemed to permit any assignment, transfer or any disposition of Transfer Restricted Securities in violation of the terms of the Purchase Agreement or applicable law. If any transferee of any Holder shall acquire Transfer Restricted Securities, in any manner, whether by operation of law or otherwise, such Transfer Restricted Securities shall be held subject to all of the terms of this Agreement and by taking and holding such Transfer Restricted Securities such person shall be conclusively deemed to

                                       --

     have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such Person shall be entitled to receive the benefits hereof.

                  (f)  Counterparts.  This Agreement may be executed in any
                       ------------
     number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  (g)  Headings.  The headings in this Agreement are for
                       --------
     convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  (h)  GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY
                       -------------
     AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AS APPLIED TO CONTRACTS MADE AND PERFORMED WHOLLY WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

                  (i)  Severability.  In the event that any one or more of
                       ------------
     the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

                  (j)  Entire Agreement.  This Agreement together with the
                       ----------------
     other Operative Documents (as defined in the Purchase Agreement) is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company with respect to the securities sold pursuant to the Purchase Agreement. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

                                       --

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                   CHANCELLOR BROADCASTING COMPANY


                                   By:     /s/ STEVEN DINETZ
                                      -------------------------------------
                                      Name:     Steven Dinetz
                                      Title:    President and Chief
                                                Executive Office


     SMITH BARNEY INC.

           /s/ AUTHORIZED SIGNATORY OF
     By:  SMITH BARNEY INC.
        ----------------------------------------

     ALEX. BROWN & SONS INCORPORATED

           /s/ AUTHORIZED SIGNATORY OF
     By:  ALEX. BROWN & SONS INCORPORATED
        -----------------------------------

     BT SECURITIES CORPORATION

           /s/ AUTHORIZED SIGNATORY OF
     By:   BT SECURITIES CORPORATION
        -----------------------------------

     CREDIT SUISSE FIRST BOSTON CORPORATION

           /s/ AUTHORIZED SIGNATORY OF
     By:   CREDIT SUISSE FIRST BOSTON CORPORATION
        -----------------------------------------

     GOLDMAN, SACHS & CO.


           /s/ AUTHORIZED SIGNATORY OF
     By:   GOLDMAN, SACHS & CO.
        -----------------------------------